UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2019

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781)-457-9000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement of Chief Executive Officer

On April 9, 2019, we entered into an amendment to our employment agreement with our President and Chief Executive Officer, Joseph G. Darling, pursuant to which:

•	Mr. Darling’s annual base salary will increase from $550,000 to $599,500 with effect dating back to January 1, 2019;
•	Mr. Darling’s annual cash bonus target for 2019 will increase from 75% to 85% of his base salary;
•	Mr. Darling will receive payment in the form of an unallocated housing allowance of $100,000 for each of 2019 and 2020;
•	Mr. Darling will receive expense reimbursement, subject to tax gross-up, for certain expenses associated with his residence;
•	If Mr. Darling is terminated without cause or terminates his employment with good reason, each as defined in the agreement, he will receive:
o	Severance payments in an amount equal to 1.5 times his then-current annual base salary plus annual target bonus;
o	Health benefits continuation for 18 months; and
o	Immediate accelerated vesting of all stock options and other stock-based awards, including awards with performance conditions, subject to certain conditions;
•	If Mr. Darling terminates employment for good reason, as defined in the agreement, within 12 months after a change in control, as defined in the agreement, or is terminated without cause within 3 months prior to or 12 months after a change in control, he shall be entitled to
o	Severance payments in an amount equal to 2 times his then-current annual base salary plus annual target bonus;
o	A cash lump sum payment covering 24 months of premiums payments for continued medical coverage under COBRA; and
o	Immediate accelerated vesting of all stock options and other stock-based awards, including awards with performance conditions, subject to certain conditions, for all stock-based awards granted after January 29, 2019. Notwithstanding the foregoing, stock-based awards granted prior to January 29, 2019 shall continue to vest on an accelerated basis immediately upon a change in control event.

The foregoing description of the terms of the amendment to Mr. Darling’s employment agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment, which is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amendment to Employment Agreement of Chief Financial Officer

On April 9, 2019, we entered into an amendment to our employment agreement with our Chief Financial Officer, Sylvia Cheung, pursuant to which:

•	If Ms. Cheung terminates her employment for good reason, as defined in the agreement, within 12 months after a change in control, as defined in the agreement, or is terminated without cause within 3 months prior to or 12 months after a change in control, she shall be entitled to
o	Immediate accelerated vesting of all stock options and other stock-based awards, including awards with performance conditions, subject to certain conditions, for all stock-based awards granted after January 29, 2019. Notwithstanding the foregoing, stock-based awards granted prior to January 29, 2019 shall continue to vest on an accelerated basis immediately upon a change in control event.

The foregoing description of the terms of the amendment to Ms. Cheung’s employment agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment, which is included as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Executive Retention Agreements with Chief Human Resources Officer and Chief Technology & Strategy Officer

On April 9, 2019, we entered into executive retention agreements with our Chief Human Resources Officer, Thomas Finnerty, and our Chief Technology & Strategy Officer, Edward Ahn, pursuant to which:

•	If the executive is terminated without cause or terminates his employment with good reason, each as defined in the agreement, he shall be entitled to:
o	Severance payments in an amount equal to his then-current annual base salary; and
o	Health benefits continuation for 12 months.
•	If the executive terminates employment for good reason, as defined in the agreement, within 12 months after a change in control, as defined in the agreement, or is terminated without cause within 3 months prior to or 12 months after a change in control, he shall be entitled to
o	Severance payments in an amount equal to his then-current annual base salary plus his target annual bonus;
o	A cash lump sum payment covering 12 months of premiums payments for continued medical coverage under COBRA; and
o	Immediate accelerated vesting of all stock options and other stock-based awards, including awards with performance conditions, subject to certain conditions, for all stock-based awards granted after January 29, 2019. Notwithstanding the foregoing, stock-based awards granted prior to January 29, 2019 shall vest on an accelerated basis immediately upon a change in control event.

The foregoing description of the terms of the respective executive retention agreements with Mr. Finnerty and Dr. Ahn does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreements, which are included as Exhibits 10.3 and 10.4, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 2, dated April 9, 2019, to Employment Agreement, dated July 27, 2017, as amended March 8, 2018, by and between Anika Therapeutics, Inc. and Joseph G. Darling
10.2	Amendment No. 2, dated April 9, 2019, to Employment Agreement, dated March 22, 2010, as amended December 8, 2010, by and between Anika Therapeutics, Inc. and Sylvia Cheung
10.3	Executive Retention Agreement, dated April 9, 2019, by and between Anika Therapeutics, Inc. and Thomas Finnerty
10.4	Executive Retention Agreement, dated April 9, 2019, by and between Anika Therapeutics, Inc. and Edward S. Ahn

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: April 12, 2019	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer